INVESCO COUNSELOR SERIES FUNDS, INC.

                    INVESCO ADVANTAGE FUND--CLASS A, B, AND C
        INVESCO ADVANTAGE GLOBAL HEALTH SCIENCES FUND--CLASS A, B, AND C

                         Supplement dated August 1, 2003
    to Prospectus dated December 31, 2002, as supplemented on June 12, 2003


Effective August 1, 2003, with regard to the INVESCO Advantage Global Health Sciences Fund, the section of the Prospectus entitled "Portfolio Managers" is amended to add:

ANDY SUMMERS is a Portfolio Manager for all INVESCO Health Sciences portfolios. Andy joined the INVESCO Health Sciences investment team in 1998. He is a CFA charterholder. Prior to joining INVESCO, Andy worked as an analyst assistant for Denver Investment Advisors. He received his master's degree in finance from the University of Wisconsin at Madison in 1998. He received his bachelor's degree in finance from the University of Wisconsin at Whitewater in 1996.